CSFB05-2G5AR2  -  5A2

CREDIT SUISSE FIRST BOSTON

Balance   $1,500,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    5.75000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1		2		3		4		5		6		7		8		9		10

		Yield		Yield		Yield		Yield		Yield		Yield		Yield		Yield		Yield		Yield
99-00.00		5.872		5.878		5.889		5.904		5.925		5.944		5.990		6.017		6.068		6.115
99-08.00		5.852		5.856		5.862		5.871		5.884		5.896		5.924		5.941		5.972		6.001
99-16.00		5.831		5.833		5.835		5.839		5.843		5.848		5.858		5.864		5.876		5.887
99-24.00		5.811		5.810		5.809		5.806		5.803		5.800		5.793		5.789		5.781		5.773
100-00.00		5.791		5.787		5.782		5.774		5.762		5.752		5.727		5.713		5.685		5.660
100-08.00		5.771		5.765		5.756		5.742		5.722		5.705		5.662		5.637		5.591		5.547
100-16.00		5.751		5.742		5.729		5.710		5.682		5.658		5.597		5.562		5.496		5.434
100-24.00		5.731		5.720		5.703		5.678		5.642		5.610		5.532		5.487		5.402		5.322
101-00.00		5.711		5.698		5.677		5.646		5.602		5.563		5.467		5.412		5.308		5.210
101-08.00		5.692		5.676		5.651		5.614		5.562		5.517		5.403		5.338		5.214		5.099
101-16.00		5.672		5.653		5.625		5.582		5.522		5.470		5.338		5.263		5.121		4.988
101-24.00		5.652		5.631		5.599		5.550		5.483		5.423		5.274		5.189		5.028		4.877
102-00.00		5.633		5.609		5.573		5.519		5.443		5.377		5.210		5.115		4.935		4.766
102-08.00		5.613		5.587		5.548		5.488		5.404		5.330		5.147		5.042		4.842		4.656
102-16.00		5.594		5.565		5.522		5.456		5.365		5.284		5.083		4.968		4.750		4.546
102-24.00		5.574		5.544		5.496		5.425		5.325		5.238		5.020		4.895		4.658		4.437
103-00.00		5.555		5.522		5.471		5.394		5.286		5.192		4.957		4.822		4.566		4.328
103-08.00		5.536		5.500		5.445		5.363		5.247		5.146		4.894		4.749		4.475		4.219
103-16.00		5.517		5.479		5.420		5.332		5.209		5.101		4.831		4.676		4.384		4.110
103-24.00		5.498		5.457		5.395		5.301		5.170		5.055		4.768		4.604		4.293		4.002
104-00.00		5.479		5.436		5.370		5.270		5.131		5.010		4.706		4.532		4.202		3.894

Spread @ Center Price		110		119		126		130		143		149		155		156		152		147
WAL		22.83		18.28		14.12		10.59		7.87		6.43		4.43		3.76		2.92		2.42
Mod Durn		12.48		11.08		9.46		7.75		6.18		5.25		3.82		3.30		2.63		2.21
Principal Window	Feb26 – Nov29		May21 – Oct25		May17 – Jul21		Feb14 – Sep17		Mar12 – Feb14		Jan11 – Feb12		Apr09 – Oct09		Sep08 – Feb09		Dec07 – Mar08		Jun07 – Aug07

Prepay	100 PSA	150 PSA	200 PSA	250 PSA	300 PSA	350 PSA	500 PSA	600 PSA	800 PSA	1000 PSA

Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 2.894 3.435 3.612 3.858 4.266 4.649

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-2G5AR2  --  5A2

CREDIT SUISSE FIRST BOSTON

Balance   $1,500,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    5.75000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.